Exhibit 32.1
CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Topgolf Callaway Brands Corp., a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended March 31, 2024, as filed with the Securities and Exchange Commission (the “10-Q Report”), that:
(1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The undersigned have executed this Certification effective as of May 08, 2024.

/s/ OLIVER G. BREWER III
Oliver G. Brewer III President and Chief Executive Officer

/s/ BRIAN P. LYNCH
Brian P. Lynch Executive Vice President and Chief Financial Officer